LEASES	12 Months Ended
Dec. 31, 2020
LEASES [Abstract]
LEASES

NOTE 4: -LEASES

The Company leases all its real estate, storage area and cars under various operating lease agreements that expire on various dates.

The Company's operating leases have original lease periods expiring between 2021 and 2023. The offices in Israel lease include two options to renew. The Company does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably certain.

In October 2020 the Company’s lease of its offices in Israel was amended. The amendment was not accounted for as a new lease. As a result of the amendment the operating lease right of use asset increased by $43, the operating lease liability decreased by $ 194 and the Company recorded foreign currency translation income of $ 237.

Lease payments included in the measurement of the lease liability comprise the following: the fixed non-cancelable lease payments and payments for optional renewal periods where it is reasonably certain the renewal period will be exercised.

Under ASC 842, all leases, including non-cancelable operating leases, are now recognized on the balance sheet. The aggregated present value of lease agreements is recorded as a long-term asset titled Operating lease right of use asset. The corresponding lease liabilities are split between current maturity of operating lease liability within current liabilities and long-term operating lease liability within long-term liabilities. The Company's leases do not provide an implicit rate, therefore the Company uses its incremental borrowing rate based on information available on the commencement date in determining the present value of lease payments.

The Company subleases small part of its leased premises. Sublease income in the year ended December 31, 2020, amounted to $ 56.

The following table represents the weighted-average remaining lease term and discount rate:

Twelve months ended
December 31, 2020

Weighted average remaining lease term	4.80
Weighted average discount (annual) rate	5.63%

F - 23

COMPUGEN LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 4: -LEASES (Cont.)

Operating lease expenses for the Company and Compugen USA, Inc. were approximately $ 944, $ 1,586 and $ 1,680 in the years ended December 31, 2020, 2019 and 2018, respectively.

Cash paid for amounts included in the measurement of lease liabilities was approximately $ 927, $ 1,577 and $ 0 in the years ended December 31, 2020, 2019 and 2018, respectively.

Maturities of operating lease liabilities were as follows:

December 31, 2020

2021	$798
2022	805
2023	649
2024	610
2025 and after	735
Total operating lease payments	3,597
Less: imputed interest	431
Present value of lease liabilities	3,166

Lease liabilities, current	639
Lease liabilities, non- current	2,527
Present value of lease liabilities	$3,166

The above annual minimum future rental commitments include the first exercised option to extend the lease of the Company facility for additional five-year period and exclude the second option to extend the lease of the Company facility for additional five-year period following expiration of the current lease period.